UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  April 28, 2006

GREAT LAKES BANCORP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

000-50267	13-4237490
(Commission File Number)	(IRS Employer Identification No.)

2421 Main Street, Buffalo, New York	14214
(Address of principal executive offices)	(Zip Code)

(716) 961-1900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD Disclosure

Item 7.01	Regulation FD Disclosure

On April 28, 2006, the Company issued a press release announcing that the Company's stockholders and the stockholders of Bay View Capital Corporation had approved their agreement to merge at their respective special meetings of stockholders.  The merger will be effective at 12:01 a.m. on Monday, May 1, 2006 and trading will commence on that date on the New York Stock Exchange under the symbol "GLK."  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference in this Item 7.01.

Section 9 - Financial Statements and Exhibits

Item 9.01        Exhibits

Exhibit No.        Description

99.1                    Press Release dated April 28, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Lakes Bancorp, Inc.

Date:  April 28, 2006

    By:  /s/ Andrew W. Dorn, Jr.

Name:   Andrew W. Dorn, Jr.

Title:      President and Chief Executive Officer